UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 05, 2024

PHI GROUP INC.

(a/k/a PHILUX GLOBAL GROUP, INC.)

(Exact name of registrant as specified in its charter)

Wyoming	001-38255-NY	90-0114535
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2323 Main Street, Irvine, CA	92614
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 714-793-9227

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Precommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Precommencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PHIL	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provide pursuant to Section 13(a) of the Exchange Act. ☐.

SECTION 8 - OTHER EVENTS

Item 8.01 Other Events.

PHI Group, Inc. Announces Filing of Provisional Patent Application for Multi-Impulse Geomagnetic Energy Aiming to Provide Superior Solutions to Improve Energy Efficiency, Reduce Greenhouse Gas Emissions and Fight Climate Change.

On June 05, 2024, the United States Patent and Trademark Oﬃce has received a Provisional Patent Application for a new and useful invention entitled “MULTI-IMPULSE ENERGY SYSTEM” filed by the Rhema Law Group, 1 Park Plaza, 6th Floor, Irvine, CA 92614, U.S.A. on behalf of inventors Dat Minh Doan, Henry D. Fahman, Thuy Thi Thanh Nguyen and Hoang Dinh Vo (the Inventor Group). The requirements of law have been complied with, and therefore, the invention disclosed in the above referenced U.S. provisional patent application is legally “Patent Pending” within the United States of America.

The foregoing description of the Filing of Provisional Patent Application for the “Multi-Impulse Energy System” is qualified in its entirety by reference to the certificate by Rhema Law Group, which is filed as Exhibit 10.1, and the press release, which is filed as Exhibit 99.1, to this Current Report on Form 8-K and incorporated herein by reference.

SECTION 9 – FINANCIAL STATEMENTS AND EXHBITS

Item 9.01 Financial Statements and Exhibits.

Exhibits

No.	Description

10.1 Certificate by Rhema Law Group regarding the Provisional Patent Application for a new and useful invention entitled “MULTI-IMPULSE ENERGY SYSTEM” dated June 5, 2024, File # 63/655,846, Docket # 24RMA07.

99.1 Press Release dated June 25, 2024 regarding the filing of the Provisional Patent Application for the “Multi-Impulse Energy System.”: https://www.nasdaq.com/press-release/phi-group-inc-announces-filing-provisional-patent-application-multi-impulse.

104 Cover Page Interactive Data File (embedded within the Inline XBRL document).

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 26, 2024

PHI GROUP, INC.
(Registrant)

By:	/s/ Henry D. Fahman
Henry D. Fahman
Chairman and CEO

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